YRC Worldwide Inc. Deutsche Bank Leveraged Finance Conference September 30, 2015 1 Exhibit 99.1

Disclaimer
Disclaimer

The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide
Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information.  This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property.
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,”
“plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology.  We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on
Form 10-K and in other reports we file with the Securities and Exchange Commission.
This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation.

YRC Worldwide

YRC Worldwide

YRC FREIGHT

Holland

Reddaway

NEW PENN

YRC Worldwide is one of the largest less-than-truckload (LTL) carriers in
North America and generates approximately $5B of revenue by
providing services under a portfolio of four subsidiaries
Approximately 24% of the public carrier market share by tonnage
Providing the broadest coverage and more service capability
throughout North America than any competitor

Introduction

YRC Freight and Regional Transportation
YRC Freight and Regional Transportation
Formed by the combination of Yellow Transportation
and Roadway Express
–
Roadway acquired in 2003 and integrated in 2009
Branded as YRC Freight in early 2012
Focused on longer-haul LTL shipping
Three distinct carriers serving separate regions
–
Holland, Reddaway and New Penn
–
Well established brands with long histories
Focused on next-day and time-sensitive services
YRC Freight
YRC Regional

YRC Freight
Metric
LTM revenue
$3.2 billion
LTM Adj. EBITDA
$167 million
# of Customers
~128,000
# of Terminals
259
Average Length of Haul
1,300 miles
Average Weight
1,000 lbs
Average Transit
3-4 days
LTM revenue
$1.8 billion
LTM Adj. EBITDA
$159 million
# of Customers
~266,000
# of Terminals
125
Average Length of Haul
400 miles
Average Weight
1,300 lbs
Average Transit
> 90% in 2 days or less
YRC Regional
Metric

YRC Worldwide

TOYOTA | PHILIPS | American Airlines | TARGET | BOEING

hp | Nestlé | MICHELIN | Walmart save money. live better. | Toys"R"Us | Ford

THE HOME DEPOT | Sears | Kmart | GE | BRIDGESTONE | Panasonic

Whirlpool | NISSAN | overstock.com | DOLLAR GENERAL | L'ORÉAL | IKEA

JOHN DEERE | C.H. ROBINSON WORLDWIDE, INC. | DUPONT | at&t | BEST BUY | ANHEUSER BUSCH

Diversified Customer Base
Diversified Customer Base
Long-standing and stable relationships with a large, diversified base of customers
Customers range from Fortune 1000 global corporations to small, privately-held businesses
Top 5 customers account for approximately 10% of total revenue
Recognized by customers as leading operator
Recently received Walmart’s “2014 National LTL Carrier of the Year” award for outstanding service
•
Received this award in 3 of the last 5 years
Diversified Customer Base

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2.3%
5.6%
6.2%
9.1%
13.1%
16.2%
23.7%
23.7%
Roadrunner
ABF
Saia (LTL)
UPS Freight
ODFL
Con-way Freight
FedEx Freight
YRCW

30%
25%
20%
15%
10%
5%
0%
24%
25%
24%
25%
23%
24%
2010
2011
2012
2013
2014
2Q15

Largest LTL Operator in North America
Market share stability
24% market share by tonnage (public LTL
carriers only)
YRC Freight and YRC Regional’s combined
networks cover all 50 states, Puerto Rico,
Canada and Mexico
Broad footprint with service to over
250,000 customers
Scale is important for an LTL operator given
the capital intensity/requirement to build the
large “hub and spoke” network
infrastructure and the significant operating
leverage associated with the business
model’s fixed costs
Historical market share by tonnage based upon publicly traded LTL carriers only.
Market share by tonnage reflects Q2 2015 data.

Market Share by Tonnage
(Public LTL Carriers Only)
Historical Market Share

Highly Experienced Management
24 years of industry
experience
Prior to being named President
of YRC Freight, Darren was
senior vice president of sales
for the company
James Welch
CEO
Jamie Pierson
CFO
Scott Ware
President, Holland
34 years of experience in the
transportation and logistics
industry
Returned to the Company in
mid 2011 to become CEO
Acted as an advisor to the
Company from early 2009 –
November 2011
Joined YRCW as CFO in late
2011
27 years of industry
experience
Prior to being named President
of Holland, Scott was vice
president of operations and
linehaul
for the Company
Don Foust
President, New Penn
35 years of industry
experience
Recognized throughout his
career for strong leadership,
team building and outstanding
results in sales and operations
performance
TJ O’Connor
President, Reddaway
30 years of industry
experience
Prior to being named
President of Reddaway
in
2007, T.J. served as President
and CEO of USF Bestway
James Fry
Vice President –
General
Counsel & Corporate
Secretary
20 years of industry
experience
Prior to YRCW, James served
as Executive Vice President,
General Counsel, and
Secretary for Swift
Transportation Company
Darren Hawkins
President, YRC Freight
150 years of operating experience

YRC Worldwide

2003
2005
2007
2008
2009
September 2010
July 2011
December 2011
2012
February 2014
1st Quarter 2015

2003
2005
2006
2007
2008
2009
2010
2011
2012
2014
2015
Yellow acquired Roadway for
$1.1 billion (debt financed)
Included New Penn and Reimer
Acquired USF for
$1.3 billion (debt financed)
Included Holland,
Reddaway and Glen
Moore
Acquired 50% stake in JHJ
Chinese logistics operation
James Welch named CEO;
New Board of Directors seated,
including 2 IBT appointees
Completed restructuring
Closed former
Roadway HQ
De-centralized
HoldCo structure
Re-branded YRC
Freight
Divested non-
core assets
(Jiayu, excess
real estate
property
auctions)
Former CEO Zollars announced retirement
CEO, CFO, COO, CAO and CMO depart in 2011
James Welch
departed
Divested
Glen
Moore
(TL)
Acquired 65%
stake in Jiayu
Yellow /
Roadway
Integration
Refinancing
Reduced
outstanding debt by
over $225M
(including
redemption  of
Series A Notes)
Extended remaining
maturities by 5
years
Annual cash interest
savings of $40M
Amended and
Extended Teamster
contract to 2019
YRCW Timeline
YRCW Timeline
LTM Adjusted
EBITDA
improves
$120M YoY
to
$327M
Focus on
operational
improvement

YRCW market share declined
~15 points from 2007 to 2010

$272.0M reduction
$0.2
$69.4
$69.2
$177.8
$124.2
$219.9
$105.0
$298.1
$297.5
$0.2
$16.5
$86.7
$124.2
$698.2
$295.2
$118.2
$689.5
$281.5
9
6
3

2014 Refinancing & Turnaround
Term
Loan
–
retired
on
2/13/14
ABL Term A –
retired on 2/13/14
Capital Leases
ABL Term B –
retired on 2/13/14
CDA Note
Series A Notes -
$90.9M redeemed on 1/31/14
Remaining defeased on 2/12/14
Series B Notes -
$51.8M converted to equity on 1/31/14
6%
Convertible
Senior
Notes
–
retired
on
1/31/14
Capital Leases
New Term Loan
CDA Note
$1,361.3M
$1,089.2M
Pre-Refinancing (12/31/13)
Today (6/30/15)
Greatly simplified funded debt structure with maturities extended to 2019
Reduced cash interest payments by ~$40M per year
5% Convertible Notes
5% Convertible Notes
Series B Notes
Series A Notes
Post-Refinancing (3/31/14)
Capital Leases
New Term Loan
CDA Note
$1,221.0M
Number of Debt Facilities

$-
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
Confidential

Leverage Ratio
Steady progress every year since 2010
YRCW is on much stronger footing as a result of reduced debt and increased earnings
This progress is being recognized by rating agencies as evidenced by the S&P upgrade
Note: Funded debt balances based on par value
3.6x reduction
since 2010

0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
2010
2011
2012
2013
2014
LTM
1Q15
LTM
2Q15
Funded Debt / Adjusted EBITDA

Confidential
No Near-Term Maturities
No Near-Term Maturities
4-Year Runway
February 2014
Refinancing
Series B Notes
exchanged for equity
in March 2015
February
Term Loan,
ABL
March
IBT (MOU)
December
CDA
Significant extension of debt maturities provides longer runway to continue operational turnaround
Operational Execution

Redeemed
Series A Notes
in August 2014
2014
2015
2016
2017
2018
2019
2020

$9.75
$10.26
$9.40
$9.60
$9.80
$10.00
$10.20
$10.40
2Q14
2Q15
Regional Revenue per cwt (x-FSC)
$19.45
$20.70
$18.50
$19.00
$19.50
$20.00
$20.50
$21.00
2Q14
2Q15
YRCF Revenue per cwt (x-FSC)
$143
$152
$135
$140
$145
$150
$155
2Q14
2Q15
Regional Revenue per Shipment
(x-FSC)
$228
$250
$210
$220
$230
$240
$250
$260
2Q14
2Q15
YRCF Revenue per Shipment
(x-FSC)
YOY Revenue per Shipment and Revenue per cwt
YOY Revenue per Shipment and Revenue per cwt
Note: Percent change calculation based on unrounded figures and not the rounded figures presented

+6.4%
+9.8%
+6.5%
+5.2%
Both
segments
experiencing
positive
pricing
growth
driven
by
a
focused
effort
on improving yield and further supported by a favorable industry pricing environment

YOY Volume
YOY Volume
YoY decrease at YRCF due to shift away from minimum charge and lighter shipments and toward higher yielding business
YOY
decrease
at
the
Regionals
is
primarily
due
to
efforts
to
better
manage
capacity
and
service
performance
Note: Percent change calculation based on unrounded figures and not the rounded figures presented

-9.1%
-6.2%
-4.7%
-3.5%
48.35
43.95
35.00
40.00
45.00
50.00
2Q14
2Q15
44.91
42.82
35.00
40.00
45.00
50.00
2Q14
2Q15
28.29
26.53
25.00
27.00
29.00
2Q14
2Q15
32.86
31.71
26.00
28.00
30.00
32.00
34.00
2Q14
2Q15
YRC Freight Shipments per Day
Regional Shipments per Day
YRC Freight Tonnage per Day
Regional Tonnage per Day

$147.0
$159.2
$140.0
$145.0
$150.0
$155.0
$160.0
$165.0
2Q14
2Q15
Regional LTM Adjusted EBITDA
$59.4
$167.2
$.0
$50.0
$100.0
$150.0
$200.0
2Q14
2Q15
YRCF LTM Adjusted EBITDA
$21.5
$53.1
$.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2Q14
2Q15
YRCF 2Q Adjusted EBITDA
$42.1
$56.6
$.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2Q14
2Q15
Regional 2Q Adjusted EBITDA
Segment
Adjusted EBITDA
Segment
Adjusted EBITDA
($ in millions)

YRC Freight improvement driven by increased yield, partially offset by lower volume and lower productivity
Regional performance driven by increased yield, partially offset by decreased volumes, lower productivity and higher equipment lease costs
Note: Percent change calculation based on unrounded figures and not the rounded figures presented
+147.0%
+181.4%
+34.4%
+8.3%

4.1%
6.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2Q14
2Q15
LTM Adjusted EBITDA Margin
$206.5
$326.8
$.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2Q14
2Q15
LTM Adjusted EBITDA
$63.0
$109.4
$.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2Q14
2Q15
2Q Adjusted EBITDA
Consolidated
(YRCW)
Adjusted
EBITDA
Consolidated
(YRCW)
Adjusted
EBITDA
($ in millions)

Improved EBITDA and margin growth due to yield growth and strong base pricing environment, partially offset by lower volume, lower productivity, and higher equipment lease costs
Highest LTM EBITDA since 2008
Note: Percent change calculation based on unrounded figures and not the rounded figures presented
+$46.4M
+120.3M
+250bps
4.8%
8.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2Q14
2Q15
2Q Adjusted EBITDA Margin
+390bps

12.4%
8.3%
4.5%
2.2%
2.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Industry ex YRCW
YRC Regional
YRC Freight
LTM 2Q15 EBITDA Margin
Opportunity for EBITDA Margin Growth & Further Deleveraging
Opportunity for EBITDA Margin Growth & Further Deleveraging
Significant opportunity for both segments to
achieve margin improvements
–
Assuming current market performance of an OR of
91 to 93, the long-term EBITDA margin segment
goals are as follows:
YRCF
= 7.2% (equivalent to an OR of 95 –
96)
Regional
= 10.5% (equivalent to an OR of 93 –
94)
Note: For comparison purposes, EBITDA for all companies is defined as Operating Income, excluding gains or losses from property sales, plus Depreciation and Amortization.  EBITDA used to calculate
EBITDA margin for YRCW above differs from the credit agreement definition of Consolidated Adjusted EBITDA.
10.5%
7.2%
LTM 2Q15
YRC Freight
YRC Regional
Revenue
$         3,171.3
$         1,813.9
EBITDA
151.6
146.3
(Gains) / losses on property sales
(8.4)
3.6
EBITDA less (gains) / losses on property sales
$            143.2
$            149.9
EBITDA margin, less (gains) / losses on property sales
4.5%
8.3%

Re-investment in the Business
Re-investment in the Business

After several years of curtailing investment in the
business, capital spending has resumed
Fleet replenishment through operating leases
beginning in 2013
Increased leasing activity due to greater financing
options resulting from the Company’s improved
financial condition
Acquired
44
dimensioners
since
2014.
Dimensioning technology is used to better cost,
price and plan freight loading and flow
For
the
LTM
2Q15,
the
CapEx
Equivalent
(CapEx
plus the Capital Value of Leases) was 4.2% of
revenue.   This brings the Company more in line
with historical industry standards
0.4%
1.5%
1.5%
2.8%
2.8%
3.5%
4.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2010
2011
2012
2013
2014
LTM 1Q15
LTM 2Q15
CapEx Equivalent -
as a % Revenue
$19
$72
$66
$67
$69
$79
$87
$8
$70
$72
$100
$126
$19
$72
$75
$137
$142
$179
$213
$-
$50
$100
$150
$200
$250
2010
2011
2012
2013
2014
LTM 1Q15
LTM 2Q15
CapEx Equivalent
CapEx
Capital Value of Leases

Re-investment in the Business
Re-investment in the Business

YRCW’s goal is to more aggressively replenish the
fleet through a combined approach of purchasing
and leasing new tractors and trailers
Further roll-out of dimensioning technology
Retrofitting existing fleet with in-cab collision
avoidance systems to enhance safety
Tablets for dock supervisors to more efficiently
manage dock operations
Implemented Kronos workforce management
technology
Logistical planning technology to improve network
efficiencies

LTL Demand Fundamentals Remain Favorable
LTL Demand Fundamentals Remain Favorable
Based on market research, LTL freight
volumes are highly correlated with IPI
Although IPI has been somewhat flat in 2015
partially due to severe weather in 1Q15,
strengthening labor market and loosening
credit is expected to bolster consumer
spending which augers well for manufacturing
growth
According to the American Trucking
Association (ATA), demand as measured by
LTL tonnage continues to outstrip LTL supply
(size of driver fleets)
The ATA forecasts shortages of 35,000 to
40,000 drivers in coming years due to retirees
outstripping new drivers

Source: American Trucking Association
70
75
80
85
90
95
100
105
110
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTL Tonnage Index vs. Industrial Production Index
ATA LTL Tonnage Index
IPI

2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTL Supply vs. Demand
Trucks
Tonnage

YRCW –
Investment Thesis
YRCW –
Investment Thesis
Strong
Industry
Position
Simplified &
Stable Capital
Structure
Diversified
Business
Model
National
Footprint /
Tremendous
Asset Base
Experienced
Management
Team
Turnaround
Still Has Legs
Via Margin
Expansion
Re-investment
Back into the
Business
20

Appendix 21

EBITDA Reconciliation –
Consolidated
EBITDA Reconciliation –
Consolidated
22
(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA under our Term Loan Agreement.
YRCW Consolidated
2Q15
2Q14
LTM 2Q15
LTM 2Q14
Reconciliation of net loss to adjusted EBITDA:
Net income (loss)
26.0
$
(4.9)
$
11.8
$
(119.0)
$
Interest expense, net
27.9

31.6

115.0

172.4

Income tax expense (benefit)
2.3

(7.9)

(0.4)

(43.4)

Depreciation and amortization
41.3

41.0

164.5

167.2

EBITDA
97.5

59.8

290.9

177.2

Adjustments for debt covenants:
Losses (gain) on property disposals, net
(0.7)

(6.5)

(5.0)

(5.3)

Letter of credit expense
2.2

2.1

9.2

23.5

Restructuring professional fees
-

-

3.1

10.2

Nonrecurring consulting fees
3.0

-

5.9

-

Permitted dispositions and other
0.1

-

1.9

2.1

Equity based compensation expense
3.2

2.5

8.9

10.9

Amortization of ratification bonus
4.6

5.2

20.2

5.2

(Gain) loss on extinguishment of debt
-

-

0.6

(11.2)

   Other, net (a)
(0.5)

(0.1)

(8.9)

(6.0)

Adjusted EBITDA
109.4
$
63.0
$
326.8
$
206.5
$
Revenue
1,258.4
$
1,317.6
$
4,985.1
$
4,988.9
$
Adjusted EBITDA Margin
8.7%
4.8%
6.6%
4.1%

EBITDA Reconciliation –
Segment
EBITDA Reconciliation –
Segment
23
(b) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses.
YRC Freight segment
2Q15
2Q14
1H15
1H14
LTM 2Q15
LTM 2Q14
Reconciliation of operating income (loss) to adjusted EBITDA:
Operating income (loss)
22.5
$
(0.3)
$
22.7
$
(32.8)
$
56.0
$
(57.9)
$
Depreciation and amortization
23.3
24.9
47.2
49.6
95.6
102.8
EBITDA
45.8
24.6
69.9
16.8
151.6
44.9
Adjustments for debt covenants:
(Gains) loss on property disposals, net
0.8
(6.7)
0.6
(6.9)
(8.4)
(6.4)
Letter of credit expense
1.5
1.4
3.0
5.0
6.3
16.2
Nonrecurring consulting fees
3.0
-
5.9
-
5.9
-
Amortization of ratification bonus
3.0
3.3
6.3
3.3
13.0
3.3
Other nonoperating, net (b)
(1.0)
(1.1)
(0.5)
(0.4)
(1.2)
1.4
Adjusted EBITDA
53.1
$
21.5
$
85.2
$
17.8
$
167.2
$
59.4
$
Regional Transportation segment
2Q15
2Q14
1H15
1H14
LTM 2Q15
LTM 2Q14
Reconciliation of operating income to adjusted EBITDA:
Operating income
37.7
$
23.2
$
42.3
$
31.1
$
77.3
$
73.8
$
Depreciation and amortization
18.1
16.2
35.8
32.6
69.0
64.6
EBITDA
55.8
39.4
78.1
63.7
146.3
138.4
Adjustments for debt covenants:
Losses on property disposals, net
(1.3)
0.2
0.2
0.6
3.6
1.1
Letter of credit expense
0.5
0.6
1.0
1.8
2.1
5.6
Amortization of ratification bonus
1.6
1.9
3.5
1.9
7.2
1.9
Adjusted EBITDA
56.6
$
42.1
$
82.8
$
68.0
$
159.2
$
147.0
$